Exhibit 99.1

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Glen Mathison	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5448	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

NET NEW ASSETS TOTAL $21 BILLION

SAN FRANCISCO, October 16, 2006 – The Charles Schwab Corporation announced today that its net income for the quarter ended September 30, 2006 was $266 million. In comparison, the company reported net income of $251 million for the second quarter of 2006 and net income of $207 million for the third quarter of 2005. For the first nine months of 2006, the Company’s net income was $760 million, compared with $538 million earned during the same period in 2005.

	Three Months Ended —September 30,—		% Change	Nine Months Ended —September 30,—		% Change
Financial Highlights	2006	2005		2006	2005
Net revenues (in millions)	$1,290	$1,138	13%	$3,880	$3,284	18%
Net income (in millions)	$266	$207	29%	$760	$538	41%
Diluted earnings per share	$.21	$.16	31%	$.59	$.41	44%
Pre-tax profit margin[1]	33.9%	28.9%		32.2%	26.7%
Return on stockholders’ equity	23%	19%		22%	16%

1.	From continuing operations.

Chairman and CEO Charles Schwab commented, “We continue to focus on delivering great value, performance and service in building relationships with our clients. As previously announced, we instituted a number of price reductions effective July 1st, including the elimination of various service and account fees. In recognition of our ability to help clients improve their investment performance, Barron’s once again awarded Schwab top honors in its semi-annual stock recommendation competition for both the three- and five-year performance categories. These accomplishments, combined with our commitment to service and building client loyalty, supported solid client metrics during the traditionally slower summer season. Net new assets totaled $21 billion in the third quarter and clients opened 137,000 new brokerage accounts. With strong asset flows and improved valuations in the securities markets, total client assets rose 14% to a record $1.332 trillion by month-end September. Our progress with clients is also reflected in our third quarter financial performance, including 13% net revenue growth and a 29% increase in earnings.”

CFO Chris Dodds said, “Non-trading revenues reached a new record of $1.122 billion, or 87% of total net revenues, in the third quarter. Our reduced reliance on more volatile trading revenue, combined with ongoing expense discipline, is enabling us to deliver more consistent and predictable margins and earnings. We limited overall expense growth to just 5% during the quarter, helping us achieve a record 33.9% pre-tax profit margin and the second highest level of quarterly earnings in the firm’s history. We also remain committed to rigorous capital management – outlays for capital expenditures totaled just $38 million during the quarter while common stock repurchases totaled $300 million, contributing to a 23% return on equity.”

Business highlights for the third quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (includes Individual Investor and Corporate and Retirement Services)

•	Client assets enrolled in Schwab advice offers = $45.6 billion, up 25% year-over-year.

•	Client assets in employer-sponsored retirement plans at Schwab = $169 billion, up 18% year-over-year.

•	Introduced complimentary phone-based portfolio consultations for clients with less than $250,000 in assets.

•	Expanded distribution of On Investing®, Schwab’s quarterly financial journal, to include over 2.7 million Schwab Investor Services clients. This publication features investment insights and commentary from Schwab experts.

Schwab Institutional® Business

•	Expanded online cashiering services for advisors to include real-time Schwab MoneyLink® (ACH) transaction queries.

•	Enhanced Internet-based eDocuments sites for both advisors and their clients to provide multi-year archiving of online statements, trade confirms and tax reports, along with document search capabilities.

•	Added 12 investment strategies to the Managed Account Access™ program. There are now approximately 2,470 strategies available to advisors and their clients across the Managed Account Platforms. Also added 3 funds to the Alternative Investment Source platform, bringing the total available to 32.

U.S. Trust Business

•	Assets under management = $93.6 billion, up 3% year-over-year. Total client assets = $158.7 billion.

•	Net new client assets during the quarter = $611 million.

•	Launched Private Fund Solutions, a private equity and venture capital vehicle for qualified investors, with an initial client offering that provided access to the Cerberus Institutional Partners IV fund in increments of $500,000. The fund normally requires a $10 million investment.

•	The Capital Markets Advisory Division created and delivered its first structured notes as part of integrated wealth management planning for certain clients. These notes were tailored to each client’s specific risk profile and provided targeted exposure to specific commodities, currencies and equity markets.

Products and Infrastructure

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $10.0 billion, up 10% from the prior quarter.

•	Outstanding mortgage and home equity loans = $2.2 billion.

•	First mortgage originations during the quarter = $271 million.

•	Introduced Schwab Managed Portfolios™, a suite of diversified portfolios that combine Schwab Equity Ratings®-based mutual funds with funds chosen from the company’s Mutual Fund OneSource Select List®. Schwab’s money managers create and maintain these portfolios for individuals with as little as $50,000 to invest.

•	Barron’s awarded first place to a model portfolio based on Schwab Equity Ratings® for the most recent three- and five-year periods.

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 330 offices and 6.8 million client brokerage accounts, 535,000 corporate retirement plan participants, 181,000 banking accounts, and $1.3 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), offers a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The company’s other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader®, Inc. (member SIPC, http://www.sipc.org). More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net Revenues
Asset management and administration fees	$650	$584	$1,910	$1,683

Interest revenue	669	509	1,927	1,385
Interest expense	(262)	(178)	(709)	(483)

Net interest revenue	407	331	1,218	902
Trading revenue	168	187	606	581
Other	65	36	146	118

Total net revenues	1,290	1,138	3,880	3,284

Expenses Excluding Interest
Compensation and benefits	517	481	1,580	1,390
Occupancy and equipment	81	83	242	246
Professional services	79	66	222	185
Depreciation and amortization	46	52	141	157
Communications	47	46	147	145
Advertising and market development	33	39	142	118
Restructuring charges	—	(4)	—	17
Other	50	46	158	148

Total expenses excluding interest	853	809	2,632	2,406

Income from continuing operations before taxes on income	437	329	1,248	878
Taxes on income	(171)	(123)	(491)	(335)

Income from continuing operations	266	206	757	543
Gain (loss) from discontinued operations, net of tax	—	1	3	(5)

Net Income	$266	$207	$760	$538

Weighted-Average Common Shares Outstanding — Diluted	1,277	1,308	1,289	1,316

Earnings Per Share — Basic
Income from continuing operations	$.21	$.16	$.59	$.42
Gain (loss) from discontinued operations, net of tax	—	—	$.01	$(.01)
Net income	$.21	$.16	$.60	$.41
Earnings Per Share — Diluted
Income from continuing operations	$.21	$.16	$.59	$.41
Gain (loss) from discontinued operations, net of tax	—	—	—	—
Net income	$.21	$.16	$.59	$.41

Dividends Declared Per Common Share	$.030	$.022	$.085	$.064

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q3-06 % change		2006			2005
(In millions, except per share amounts and as noted)	vs. Q3-05	vs. Q2-06	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net Revenues
Asset management and administration fees	11%	1%	$650	$642	$618	$586	$584
Net interest revenue	23%	(3%)	407	418	393	355	331
Trading revenue	(10%)	(20%)	168	211	227	198	187
Other (1)	81%	63%	65	40	41	41	36

Total net revenues	13%	(2%)	1,290	1,311	1,279	1,180	1,138

Expenses Excluding Interest
Compensation and benefits	7%	(2%)	517	527	536	512	481
Occupancy and equipment	(2%)	(1%)	81	82	79	85	83
Professional services	20%	5%	79	75	68	68	66
Depreciation and amortization	(12%)	(2%)	46	47	48	51	52
Communications	2%	(8%)	47	51	49	47	46
Advertising and market development	(15%)	(44%)	33	59	50	60	39
Restructuring charges	(100%)	—	—	—	—	—	(4)
Other	9%	(14%)	50	58	50	50	46

Total expenses excluding interest	5%	(5%)	853	899	880	873	809

Income from continuing operations before taxes on income	33%	6%	437	412	399	307	329
Taxes on income	39%	5%	(171)	(163)	(157)	(120)	(123)

Income from continuing operations	29%	7%	266	249	242	187	206
Gain from discontinued operations, net of tax	(100%)	(100%)	—	2	1	—	1

Net Income	29%	6%	$266	$251	$243	$187	$207

Basic earnings per share	31%	5%	$.21	$.20	$.19	$.15	$.16
Diluted earnings per share	31%	11%	$.21	$.19	$.19	$.14	$.16
Dividends declared per common share	36%	—	$.030	$.030	$.025	$.025	$.022
Weighted-average common shares outstanding - diluted	(2%)	(1%)	1,277	1,294	1,296	1,298	1,308

Performance Measures
Pre-tax profit margin from continuing operations			33.9%	31.4%	31.2%	26.0%	28.9%
Annualized return on stockholders’ equity			23%	22%	21%	17%	19%

Financial Condition (at quarter end, in billions)
Cash and investments segregated	(29%)	(6%)	$11.0	$11.7	$14.5	$15.3	$15.5
Receivables from brokerage clients	(1%)	(6%)	$10.3	$10.9	$10.7	$10.8	$10.4
Loans to banking clients	11%	2%	$9.1	$8.9	$8.6	$8.5	$8.2
Total assets	4%	—	$47.1	$46.9	$47.6	$47.4	$45.4
Deposits from banking clients	39%	14%	$17.9	$15.7	$14.9	$14.1	$12.9
Payables to brokerage clients	(15%)	(6%)	$20.2	$21.5	$23.4	$24.7	$23.9
Long-term debt	(20%)	(20%)	$.4	$.5	$.5	$.5	$.5
Stockholders’ equity	7%	—	$4.6	$4.6	$4.6	$4.5	$4.3

Other
Full-time equivalent employees (at quarter end, in thousands)	4%	1%	14.3	14.1	14.1	14.0	13.7
Annualized net revenues per average full-time equivalent employee (in thousands)	8%	(3%)	$362	$373	$364	$339	$335
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (2)	52%	N/M	$38	$(26)	$23	$23	$25

Clients’ Daily Average Trades (in thousands)
Revenue trades (3)	3%	(20%)	201.2	250.7	275.2	229.5	194.7
Schwab Investor Services (4)	25%	(2%)	17.8	18.1	20.6	14.5	14.2
Schwab Institutional ®	14%	(6%)	14.5	15.4	13.3	11.2	12.7

Total	5%	(18%)	233.5	284.2	309.1	255.2	221.6

Average Revenue Per Revenue Trade (3)	(14%)	(4%)	$12.89	$13.47	$13.39	$13.66	$15.05

(1)	Other revenue in the third quarter of 2006 includes $25 million related to the confidential resolution of a legal matter.

(2)	Capital expenditures in the second quarter of 2006 are presented net of proceeds of $62 million from the sale of a data center and in the fourth quarter of 2005 are presented net of proceeds of $17 million from the sale of equipment.

(3)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

N/M Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation, and CyberTrader, Inc. The consolidated statement of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Certain prior periods’ revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q3-06 % change		2006			2005
(In billions, at quarter end, except as noted)	vs. Q3-05	vs. Q2-06	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	3%	2%	$37.5	$36.6	$37.8	$38.4	$36.3
Proprietary funds (Schwab Funds®, Excelsior®, and Laudus FundsTM):
Money market funds	18%	5%	131.0	125.3	119.6	115.6	111.2
Equity and bond funds	31%	6%	65.6	61.9	56.9	51.3	50.1

Total proprietary funds	22%	5%	196.6	187.2	176.5	166.9	161.3

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	13%	2%	147.7	144.3	147.9	135.0	130.7
Mutual fund clearing services	27%	7%	72.7	68.2	65.7	60.2	57.3
Other third-party mutual funds	16%	5%	160.2	152.8	156.6	142.7	138.1

Total Mutual Fund Marketplace	17%	4%	380.6	365.3	370.2	337.9	326.1

Total mutual fund assets	18%	4%	577.2	552.5	546.7	504.8	487.4

Equity and other securities (1)	10%	4%	549.4	530.8	544.2	511.8	500.8
Fixed income securities	18%	6%	177.9	168.4	162.9	154.6	151.2
Margin loans outstanding	(3%)	(6%)	(9.9)	(10.5)	(10.4)	(10.4)	(10.2)

Total client assets	14%	4%	$1,332.1	$1,277.8	$1,281.2	$1,199.2	$1,165.5

Client assets by business
Schwab Investor Services	10%	4%	$629.5	$606.9	$617.3	$581.9	$571.4
Schwab Institutional	21%	5%	467.7	444.6	439.4	406.0	387.6
U.S. Trust	8%	2%	158.7	154.9	155.7	148.5	146.9
Mutual fund clearing services and other	28%	7%	76.2	71.4	68.8	62.8	59.6

Total clients assets by business	14%	4%	$1,332.1	$1,277.8	$1,281.2	$1,199.2	$1,165.5

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (2)	(11%)	(3%)	$20.9	$21.6	$28.1	$24.3	$23.4
Net market gains (losses)	(8%)	N/M	33.4	(25.0)	53.9	9.4	36.5

Net growth (decline)	(9%)	N/M	$54.3	$(3.4)	$82.0	$33.7	$59.9

New brokerage accounts (in thousands, for the quarter ended)	6%	(21%)	137	173	188	153	129
Active client accounts (in thousands) (3)
Brokerage	(5%)	—	6,761	6,759	6,725	7,120	7,138
Banking	N/A	2%	181	178	175	N/A	N/A
Corporate Retirement Plan Participants	N/A	3%	535	521	512	N/A	N/A

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)	Includes inflows of $1.0 billion in the third quarter of 2006, $2.3 billion in the second quarter of 2006, and $3.0 billion in the third quarter of 2005 at U.S. Trust related to Special Fiduciary business clients.

(3)	Periodically, the Company reviews its active account base. The Company identified over 400,000 brokerage accounts that met its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company removed these accounts from its active brokerage account total. Amounts for periods prior to 2006 were not adjusted. While the Company adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and Corporate Retirement Plan Participants. Amounts for periods prior to 2006 are not available.

The Charles Schwab Corporation Monthly Market Activity Report For September 2006

														% change
	2005 Sep	Oct	Nov	Dec	2006 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	6.8	7.6	7.5	9.2	9.5	10.6	8.0	4.6	9.3	7.7	6.8	7.1	7.0	(1%)	3%
Net Market Gains (Losses)	8.9	(21.1)	28.4	2.1	37.5	(1.7)	18.1	13.7	(34.4)	(4.3)	(0.4)	20.8	13.0

Total Client Assets (at month end, in billions of dollars)	1,165.5	1,152.0	1,187.9	1,199.2	1,246.2	1,255.1	1,281.2	1,299.5	1,274.4	1,277.8	1,284.2	1,312.1	1,332.1	2%	14%

New Brokerage Accounts (in thousands)	43	46	47	60	63	56	69	73	52	48	42	49	46	(6%)	7%
Active Client Accounts (2) (at month end, in thousands)
Brokerage	7,138	7,117	7,115	7,120	6,693	6,707	6,725	6,753	6,759	6,759	6,757	6,760	6,761	—	(5%)
Banking	N/A	N/A	N/A	N/A	169	170	175	175	177	178	178	180	181	1%	N/A
Corporate Retirement Plan Participants	N/A	N/A	N/A	N/A	496	506	512	519	522	521	527	529	535	1%	N/A
Market Indices (at month end)
Dow Jones Industrial Average	10,569	10,440	10,806	10,718	10,865	10,993	11,109	11,367	11,168	11,150	11,186	11,381	11,679	3%	11%
Nasdaq Composite	2,152	2,120	2,233	2,205	2,306	2,281	2,340	2,323	2,179	2,172	2,091	2,184	2,258	3%	5%
Standard & Poor’s 500	1,229	1,207	1,249	1,248	1,280	1,281	1,295	1,311	1,270	1,270	1,277	1,304	1,336	2%	9%
Schwab 1000	4,009	3,943	4,088	4,087	4,205	4,195	4,256	4,302	4,170	4,174	4,170	4,258	4,359	2%	9%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (3)	205.7	229.7	236.7	222.4	297.8	287.5	245.4	258.7	269.6	224.9	213.8	190.8	200.9	5%	(2%)
Schwab Investor Services (4)	16.0	16.4	15.6	11.6	22.6	18.9	20.3	20.0	17.3	17.3	16.3	18.0	19.1	6%	19%
Schwab Institutional®	13.8	12.8	11.1	9.7	13.6	13.2	13.1	14.6	15.7	15.8	15.1	14.1	14.4	2%	4%

Total	235.5	258.9	263.4	243.7	334.0	319.6	278.8	293.3	302.6	258.0	245.2	222.9	234.4	5%	—

Daily Average Market Share Volume (in millions)
NYSE	1,683	1,847	1,642	1,553	1,868	1,737	1,656	1,681	1,791	1,765	1,592	1,431	1,565	9%	(7%)
Nasdaq	1,716	1,796	1,768	1,704	2,171	2,014	2,135	2,139	2,164	2,087	1,895	1,710	1,942	14%	13%

Total	3,399	3,643	3,410	3,257	4,039	3,751	3,791	3,820	3,955	3,852	3,487	3,141	3,507	12%	3%

Mutual Fund Net Buys (Sells) (5) (in millions of dollars)
Large Capitalization Stock	386.3	(133.4)	546.2	168.9	1,057.0	786.3	566.6	418.4	288.5	67.1	228.4	107.6	583.9
Small / Mid Capitalization Stock	332.1	69.6	358.8	158.6	763.5	734.1	774.4	709.2	126.8	(370.1)	(207.7)	(200.4)	(229.3)
International	945.7	764.3	1,004.9	1,019.4	2,063.2	1,510.8	1,693.5	1,353.6	550.7	(619.2)	46.0	333.7	607.4
Specialized	230.1	(39.3)	(24.4)	41.9	348.7	257.1	171.0	180.8	(20.5)	(210.8)	94.1	13.8	(258.3)
Hybrid	261.4	226.9	324.3	145.9	286.5	242.7	266.7	119.2	129.6	213.1	224.0	415.2	310.7
Taxable Bond	678.5	247.7	(25.5)	(195.9)	774.3	766.4	698.6	165.2	598.9	701.8	692.4	1,146.2	1,086.2
Tax-Free Bond	61.7	6.2	(65.5)	(186.8)	267.7	232.4	177.3	6.5	177.0	152.3	211.8	210.7	204.8
Money Market Funds	(286.2)	1,883.6	335.2	1,866.7	874.8	2,211.0	(216.6)	(1,446.2)	3,457.9	3,156.1	2,181.3	1,055.5	1,076.5

(1)	September, April, March, and January 2006 include an inflow of $1.0 billion, an inflow of $2.3 billion, an outflow of $1.6 billion, and an inflow $1.6 billion, respectively, at U.S. Trust related to Special Fiduciary business clients.

(2)	Periodically, the Company reviews its active account base. The Company identified over 400,000 brokerage accounts that met its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company removed these accounts from its active brokerage account total and adjusted amounts back to January 2006. Amounts for periods prior to January 2006 were not adjusted. While the Company adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and Corporate Retirement Plan Participants. Amounts for periods December 2005 and prior are not available.

(3)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(5)	Represents the principal value of client mutual fund transactions handled by Schwab and U.S. Trust, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.